SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Core Fixed Income Fund
The Board of Trustees of Deutsche Core Fixed Income Fund (Acquired Fund) has given approval to a proposal by Deutsche Investment Management Americas Inc., the advisor of the Acquired Fund, to effect the merger of the Acquired Fund into Deutsche Core Plus Income Fund (Acquiring Fund), on or about October 30, 2017 (Merger Date). In addition, upon completion of this merger the Acquiring Fund will be renamed Deutsche Total Return Bond Fund.
The merger is expected to be a tax-free reorganization for federal income tax purposes. On the Merger Date, any investment in the Acquired Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the Acquiring Fund. Therefore, as a result of the merger, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. You can find information about the Acquiring Fund and its policies and risks, including a prospectus, summary prospectus and Statement of Additional Information, online at deutschefunds.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@db.com, by calling (800) 728-3337 or by asking your financial advisor.
Effective August 1, 2017, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund's prospectus.
Gregory M. Staples, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
Kelly L. Beam, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.

Effective August 1, 2017, the following information replaces the existing disclosure relating to the fund contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus:
Gregory M. Staples, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
■	Joined Deutsche Asset Management in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.
■	Co-Head of Fixed Income for North America: New York.
■	BA in Economics, Columbia College; MBA, New York University, Stern School of Business.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
■	Joined Deutsche Asset Management in 2006 with 12 years of industry experience. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
■	Senior Portfolio Manager and Head of the Corporate Sector Fixed Income Team: New York.
■	BA and MA in Economics, State University of New York at Albany.
Kelly L. Beam, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined Deutsche Asset Management in 1999. Prior to her current role, she served as a senior corporate bond trader. She also served in Investment Support for Stable Value, Specialty Fixed Income and Global Insurance.
■	Fixed Income Portfolio Manager: New York.
■	BS in Finance, Lehigh University; MBA, Fordham University.

Please Retain This Supplement for Future Reference

July 25, 2017
PROSTKR-886